SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            PROCARE INDUSTRIES, LTD.
             ------------------------------------------------------
               (Exact name of Registrant as specified in charter)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Reported event) June 18, 2001

     Colorado                             0-13066                  84-0932231
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(State or other jurisdiction            (Commission               (IRS Employer
    Of incorporation)                     File No.)                 I.D.  No.)


         320 Whetstone Alley, Suite B        Cincinnati, Ohio        45202
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   (Address of principal executive offices)                         (Zip code)

Registrant's Telephone Number, including area code        (513)929-9028
                                                  ------------------------------

Item 4.  Changes in Registrant's Certifying Public Accountant

         A. As a result of a change in management, the accounting firm of Robison, Hill has been terminated pursuant to a meeting of the Board of Directors held June 18, 2001. The Company has chosen to engage the accounting firm of Weinberg & Co. as its independent accountants.

         B. There has been no disagreements with Robison, Hill. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         C. Robison, Hill's report on the Company's financial statements contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         D. The Company has requested that Robison, Hill furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Robison Hill's letter to the SEC is filed as Exhibit 16 to the Form 8-k.

Item 7.  Financial Statements and Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

               The Following exhibit is filed herewith:

                 Exhibit No.       Description
                 -----------       ------------

                     16            Letter to SEC from Robison Hill, dated
                                   June 22, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


ProCare Industries, Ltd.


     /s/Randall A. Drew
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BY:   Randall A. Drew, CEO

Dated: This 22nd day of June 2001